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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Costco Wholesale Corporation's previously filed Registration Statement Nos. 33-50799, 333-1127, 333-04355 and 333-21093.

                                          /s/  ARTHUR ANDERSEN LLP

Seattle, Washington
November 15, 2000